OTHER NON-OPERATING GAIN, NET (Tables)	12 Months Ended
Dec. 31, 2024
Other Non-Operating Gain, Net
Schedule of other non-operating gains / (losses)
Other non-operating gains / (losses), net consisted of the following for the years ended December 31:

	2024	2023	2022

Change of fair value of other derivatives	—	(1)	10
Gain from money market funds	37	75	29
Loss from other financial assets	—	(48)	—
Other losses	(6)	(6)	(30)
Other non-operating gain, net	31	20	9